UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2022

VERANO HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

British Columbia	000-56342	98-1583243
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 North Dearborn Street, 4th Floor,
Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

(312) 265-0730

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02 Unregistered Sales of Equity Securities.

From June 30, 2022 to September 20, 2022, Verano Holdings Corp. (the “Company”) issued 3,221,987 shares of its class A subordinate voting shares (“SV Shares”), in the aggregate, in unrelated transactions that were not registered with the United States Securities and Exchange Commission, which exceeds 1% of the SV Shares outstanding as of June 30, 2022. Such issuances included:

(a) 312,150 SV Shares, in the aggregate, issued to two Company employees as compensation under such employees’ employment contracts entered into in connection with a prior acquisition on July 1, 2022;

(b) 1,195,479 SV Shares issued pursuant to merger agreements as make-whole shares as a result of the market value of the SV Shares issued to the holders of equity interests of companies that the Company acquired through mergers that own cannabis licenses for, and are engaged in, the cultivation, production and sale of cannabis and related products in Pennsylvania on August 3, 2022;

(c) 1,208,745 SV Shares issued pursuant to a merger agreement as consideration to the holders of equity interests of a company that the Company acquired through merger that owns cannabis licenses for, and is engaged in, the cultivation, production, and sale of cannabis and related products in Nevada on September 7, 2022; and

(d) 505,613 SV Shares issued pursuant to an equity purchase agreement as installment consideration to the seller of equity interests of a company that the Company acquired that owns a cannabis license for, and is engaged in, the sale of cannabis and related products in Connecticut on September 20, 2022.

All SV Shares are convertible into 0.01 class B proportionate voting share of the Company at the option of the applicable holder of the SV Share in accordance with the Articles of the Company. All of such SV Shares were issued in reliance upon the exemptions from registration afforded by Section 4(a)(2) and Rule 506(b) promulgated under the Securities Act of 1933, because (i) the issuances were not made by general solicitation or advertising and (ii) the issuances were made only to “accredited investors” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERANO HOLDINGS CORP.

Date: September 23, 2022	By:	/s/ Brett Summerer
	Name:	Brett Summerer
	Title:	Chief Financial Officer